Property and Equipment, Net	12 Months Ended
Mar. 31, 2025
Property and Equipment, Net [Abstract]
Property and Equipment, Net

7. Property and Equipment, Net

As of March 31, 2025 and 2024, property and equipment, net, consisted of the following:

	As of March 31,
	2025	2024
Computer equipment	$19,213	$39,083
Furniture and office equipment	1,028	6,505
Leasehold improvements	212,059	33,800
Less: accumulated depreciation	(67,453)	(59,086)
Total property and equipment, net	$164,847	$20,302

For the year ended March 31, 2025, the Group incurred $212,059 primarily on leasehold improvements due to its relocation to a new office. At the same time, the Group derecognized the leasehold improvements, as well as computer equipment, furniture and office equipment associated with the old office. This resulted in a loss on disposal of property and equipment amounting to $15,319.

Depreciation expenses were $58,762, $9,421 and $10,455 for the years ended March 31, 2025, 2024 and 2023, respectively.